Exhibit 32.2

Certification Pursuant to 18 U.S.C. §1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Natural Gas Services Group, Inc.  (the “Company”) on Form 10-K/A for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Earl R. Wait, the Vice President – Accounting (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Natural Gas Services Group, Inc.

Date: June 8, 2007	By:	/s/ Earl R. Wait
Earl R. Wait
Vice President-Accounting
(Principal Financial Officer)